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                                                                       EXHIBIT 1
                                                                       ---------

                        N-VIRO INTERNATIONAL CORPORATION
 August 14, 1998 Stock Options Granted pursuant to the N-Viro International Amended and Restated
                                Stock Option Plan

                         Grantee                   # of Options Granted
           ----------------------------------------------------------------
                  J. Patrick Nicholson                              50,000
                   Logan Environmental                              50,000
                  Michael G. Nicholson                              35,000
                     James K. McHugh                                25,000
                     James D. O'Neil                                25,000
                    Jeffrey T. Stein                                25,000
                     Cindy L. Drill                                 12,000
                     Marc C. Nusser                                 12,000
                  Timothy J. Nicholson                              12,000
                     Tricia L. Bacon                                 8,000
                      Brian K. Ball                                  6,000
                     Peggy S. Harris                                 6,000
                    Randy J. Hoffman                                 6,000
                  Christine M. Mehling                               8,000
                     David A. Thayer                                 6,000
                   Ellen R. Vermilyea                                8,000
                    Bobby B. Carroll                                 2,500
                  B.K. Wesley Copeland                               2,500
                   Wallace G. Irmscher                               2,500
                     Charles Kaiser                                  2,500
                   Frederick H. Kurtz                                2,500
                     Terry J. Logan                                  2,500
                                                 --------------------------
                                                 TOTAL             309,000
                                                 ==========================